Exhibit 10.2

Execution Version

BOARD REPRESENTATION AND OBSERVATION RIGHTS AGREEMENT
THIS BOARD REPRESENTATION AND OBSERVATION RIGHTS AGREEMENT, dated as of March 2, 2017 (this “Agreement”), is entered into by and among Robertson Coal Management LLC, a Delaware limited liability company (“Robertson Coal”), GP Natural Resource Partners LLC, a Delaware limited liability company (the “Managing General Partner”), NRP (GP) LP, a Delaware limited partnership (the “General Partner”), Natural Resource Partners L.P., a Delaware limited partnership (the “Partnership” and, together with Robertson Coal, the Managing General Partner and the General Partner, the “NRP Entities”), GoldenTree 2004 Trust, GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, LP, San Bernardino County Employees’ Retirement Association, Louisiana State Employees’ Retirement System, GT NM, LP (collectively, the “GoldenTree Purchasers”), BTO Carbon Holdings L.P., Blackstone Family Tactical Opportunities Investment Partnership ESC L.P. (collectively, the “Blackstone Purchasers” and, together with the GoldenTree Purchasers, each a “Purchaser” and collectively, the “Purchasers”) and GoldenTree Asset Management LP. The NRP Entities and the Purchasers are herein referred to as the “Parties.” Capitalized terms used but not defined herein shall have the meaning assigned to such term in the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 2, 2017 (the “Partnership Agreement”).
Recitals
WHEREAS, pursuant to, and subject to the terms and conditions of, the Class A Convertible Preferred Unit and Warrant Purchase Agreement, dated as of February 22, 2017, by and among the Partnership and the Purchasers (the “Purchase Agreement”), the Partnership has agreed to issue and sell Class A Preferred Units representing limited partner interests in the Partnership (“Preferred Units”) and warrants (“Warrants”) to purchase common units representing limited partner interests in the Partnership (“Common Units”) to the Purchasers;
WHEREAS, to induce the Parties to enter into the transactions evidenced by the Purchase Agreement, each of the Parties is required to deliver this Agreement, duly executed by each of the Parties, contemporaneously with the closing of the transactions contemplated by the Purchase Agreement (the “Closing”);
WHEREAS, concurrently with or prior to the Closing, the General Partner executed and delivered the Partnership Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Parties hereto, the Parties hereby agree as follows:

Agreement
Section 1.Board Observation Rights.
(a)    During the period commencing upon the execution and delivery of this Agreement and ending on the Board Rights Termination Date with respect to the Blackstone Purchasers, the Managing General Partner hereby grants to the Blackstone Purchasers the option and right, exercisable by delivering a written notice signed by such Blackstone Purchasers of such appointment to the Managing General Partner (the “Observer Notice”), to appoint a single representative (the “Board Observer”) to attend all meetings (including telephonic) of the full board of directors of the Managing General Partner (the “Board”) in an observer capacity. The Observer Notice shall be delivered to the Managing General Partner prior to a new Board Observer’s attendance of any meeting of the full Board. The initial Board Observer appointed by the Blackstone Purchasers is David Kaden.
(b)    Subject to Section 3 of this Agreement, to the extent that the Board Rights Termination Date with respect to the GoldenTree Purchasers has not yet occurred, during the period commencing upon the Board Rights Termination Date with respect to the Blackstone Purchasers and ending on the Board Rights Termination Date with respect to the GoldenTree Purchasers, the Managing General Partner hereby grants to the GoldenTree Purchasers the option and right, exercisable by delivering an Observer Notice signed by the GoldenTree Purchasers to appoint a Board Observer to attend all meetings (including telephonic) of the Board in an observer capacity. The Observer Notice shall be delivered to the Managing General Partner prior to a new Board Observer’s attendance of any meeting of the full Board. The GoldenTree Purchasers shall not have the right to deliver an Observer Notice and appoint a Board Observer during any period in which a GoldenTree Designated Director is serving as a member of the Board unless such GoldenTree Designated Director resigns from the Board.
(c)    Any Board Observer shall not constitute a member of the Board and shall not be entitled to vote on, or consent to, any matters presented to the Board. A Board Observer shall have no right to attend any meeting of any committee of the full Board (each, a “Committee”); provided, however, the Managing General Partner, shall (i) give any Board Observer written notice of the applicable meeting or action taken by written consent of such Committee at the same time and in the same time and in the same manner as notice is given to the members of such Committee and (ii) provide any Board Observer with copies of all written materials and other information given to members of such Committee in connection with such meetings or actions taken by written consent at the same time such materials and information are furnished to the members of such Committee.
(d)    With respect to each meeting of the full Board or each action to be taken by written consent in lieu of a meeting of the full Board, the Managing General Partner shall (i) give any Board Observer written notice of the applicable meeting or action taken by written consent at the same time and in the same manner as notice is given to the members of the Board, (ii). provide any Board Observer with copies of all written materials and other information (including copies of minutes of meetings or written consents of the full Board) given to the members of the Board in connection with such meetings or actions taken by written consent at the same time such materials and information are furnished to such members of the Board, and (iii) provide any Board Observer with all rights to attend (whether in person or by telephone or other means of electronic communication) such meetings as a member of the Board. Any Board Observer shall agree to maintain the confidentiality of all non-public information and proceedings of the Board and to enter into, comply with, and be bound by, in all respects, the terms and conditions of a confidentiality agreement, substantially in the form attached hereto as Annex A (the “Confidentiality Agreement”); provided, however, upon request from the Purchaser that appointed such Board Observer or such Purchaser’s Affiliates (as defined in the Partnership Agreement), such Board Observer may provide, on a confidential basis, such non-public material and information to such Purchaser and its Affiliates; provided that such Purchaser and its Affiliates have agreed to comply with and be bound by, in all respects, the Confidentiality Agreement. For the avoidance of doubt, the recipient of such confidential information from the Board Observer (whether the Purchaser that appointed such Board Observer or such Purchaser’s Affiliates) may further provide such information to any legal counsel that has been engaged by such recipient to discuss such matters or information; provided, that any such recipient agrees and acknowledges in writing that they are bound by the provisions of the Confidentiality Agreement. Notwithstanding any rights to be granted or provided to any Board Observer hereunder, the Managing General Partner may exclude the Board Observer from access to any Board or Committee materials or information or meeting or portion thereof or written consent if the Board determines, in good faith, including the Board Observer in discussions relating to such determination (but not requiring the affirmative vote of such Board Observer), that such access would reasonably be expected to (i) prevent the members of the Board or Committee from engaging in attorney-client privileged communication or (ii) result in a conflict of interest with the Partnership (other than a conflict of interest with respect to the Purchaser’s ownership interest in the Partnership or rights under the Partnership Agreement); provided, that such exclusion shall be limited to the portion of the Board or Committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or Committee material or information and/or meeting or written consent that does not involve or pertain to such exclusion. Any Board Observer shall be entitled to receive customary reimbursement of fees and expenses incurred in connection with his or her service as an observer (but in no event greater than reimbursements provided to the Board members). Any Board Observer is not entitled to compensation from the NRP Entities.
Section 2.    Board Designation Rights.
(a)    During the period commencing upon the execution and delivery of this Agreement and ending on the Board Rights Termination Date with respect to the Blackstone Purchasers, Blackstone Purchasers shall have the option and right, exercisable by delivering a written notice of such designation to the Managing General Partner, to designate one person to serve on the Board (the “Blackstone Designated Director”) and the Managing General Partner shall take all actions necessary or advisable to effect the foregoing; provided, however, that such Blackstone Designated Director shall, in the reasonable judgment of the Managing General Partner, (x) have the requisite skill and experience to serve as a director of a public company, (y) not be prohibited from serving as a director pursuant to any rule or regulation of the Securities and Exchange Commission (the “Commission”) or any national securities exchange on which the Partnership’s Common Units are listed or admitted to trading, and (z) not be an employee or director of any Competitor. The Blackstone Purchasers agree (i) upon the Partnership’s request to timely provide the Partnership with accurate and complete information relating to the Blackstone Designated Director as may be required to be disclosed by the Partnership under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder and (ii) to cause the Blackstone Designated Director to comply with the Section 16 obligations under the Exchange Act. The initial Blackstone Designated Director is Jasvinder S. Khaira. Prior to the Board Rights Termination Date with respect to the Blackstone Purchasers, the Blackstone Designated Director may be removed or replaced by the Blackstone Purchasers at any time and by the Board acting by majority at a meeting at which the Blackstone Designated Director shall have a right to attend, for “cause” (as defined below), but not by any other Party; and any vacancy occurring by reason of the death, disability, resignation, removal or other cessation of a person serving as Blackstone Designated Director, shall be filled solely by the Blackstone Purchasers. As used herein, “cause” means that the Blackstone Designated Director (i) is prohibited from serving as a director under any rule or regulation of the Commission or any national securities exchange on which the Partnership’s Common Units are listed; (ii) while serving as the Blackstone Designated Director is convicted by a court of competent jurisdiction of a felony; (iii) a court of competent jurisdiction has entered, a final, non-appealable judgment finding the Blackstone Designated Director liable for actual fraud or willful misconduct against the Partnership (including, but not limited to, intentionally or willfully failing to observe the obligation of confidentiality contained in Section 1(d) of this Agreement); (iv) is determined to have acted intentionally or in bad faith in his or her capacity as a director in a manner that results in a material detriment to the assets, business or prospects of the Partnership; or (v) has failed to immediately tender his or her resignation on the Board Rights Termination Date; or (vi) does not meet the qualifications set forth above in clauses (x), (y), (z); provided, however, that in no event will the participation of the Blackstone Designated Director in the Blackstone Purchasers’ exercise of rights under the Partnership Agreement be deemed “cause.” Any action by the Blackstone Purchasers to designate, remove or replace a Blackstone Designated Director shall be evidenced in writing furnished to the Managing General Partner, shall include a statement that the action has been approved by the Blackstone Purchasers and shall be executed by or on behalf of the Blackstone Purchasers. While serving as a Blackstone Designated Director, a Blackstone Designated Director shall be entitled to vote on any matter on which independent members of the Board are entitled to vote on (unless prohibited by the rules and regulations of the Securities and Exchange Commission or the New York Stock Exchange). Notwithstanding any rights to be granted or provided to the Blackstone Designated Director hereunder, the Managing General Partner may exclude the Blackstone Designated Director from access to any Board or Committee materials or information or meeting or portion thereof or written consent if the Board determines, in good faith, including the Blackstone Designated Director in discussions relating to such determination (but not requiring the affirmative vote of such Blackstone Designated Director), that such access would reasonably be expected to result in a conflict of interest with the Partnership (other than a conflict of interest with respect to the Purchaser’s ownership interest in the Partnership or rights under the Partnership Agreement); provided, that such exclusion shall be limited to the portion of the Board or Committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or Committee material and/or meeting that does not involve or pertain to such exclusion. The Blackstone Designated Director will receive the same information provided to other similarly situated (i.e., independent, non-affiliate) members of the Board, at the same time as such information is provided to other similarly situated members of the Board and including monthly information packages and copies of all written materials and other information given to members of any Committee of the Board, as well as being provided with reasonable access to management and shall be entitled to receive customary reimbursement of fees and expenses incurred in connection with his or her service as a member of the Board and/or any Committee thereof consistent with the Managing General Partner’s policies applicable to similarly situated directors. The Blackstone Designated Director is not entitled to compensation from the NRP Entities.
(b)    Subject to Section 3 of this Agreement, to the extent that the Board Rights Termination Date with respect to the GoldenTree Purchasers has not yet occurred, during the period commencing upon the Board Rights Termination Date with respect to the Blackstone Purchasers and ending on the Board Rights Termination Date with respect to the GoldenTree Purchasers, the GoldenTree Purchasers shall have the option and right, exercisable by delivering a written notice of such designation to the Managing General Partner (a “Director Designation Notice”), to designate one person to serve on the Board (the “GoldenTree Designated Director” and, together with the Blackstone Designated Director, the “Designated Directors”) and the Managing General Partner shall take all actions necessary or advisable to effect the foregoing; provided, however, that such GoldenTree Designated Director shall, in the reasonable judgment of the Managing General Partner, (x) have the requisite skill and experience to serve as a director of a public company, (y) not be prohibited from serving as a director pursuant to any rule or regulation of the Commission or any national securities exchange on which the Partnership’s Common Units are listed or admitted to trading, and (z) not be an employee or director of any Competitor. During any period in which GoldenTree has appointed a Board Observer, the GoldenTree Purchasers shall not have the right to designate a GoldenTree Designated Director unless the Observer Notice with respect to such Board Observer is withdrawn effective upon such GoldenTree Designated Director becoming a member of the Board. The GoldenTree Purchasers agree (i) upon the Partnership’s request to timely provide the Partnership with accurate and complete information relating to the GoldenTree Designated Director as may be required to be disclosed by the Partnership under the Exchange Act and the rules and regulations promulgated thereunder and (ii) to cause the GoldenTree Designated Director to comply with the Section 16 obligations under the Exchange Act. During the period in which the GoldenTree Purchasers are entitled to designate a GoldenTree Designated Director, the GoldenTree Designated Director may be removed or replaced by the GoldenTree Purchasers at any time and by the Board acting by majority at a meeting at which the GoldenTree Designated Director shall have a right to attend, for “cause” (as defined below), but not by any other Party; and any vacancy occurring by reason of the death, disability, resignation, removal or other cessation of a person serving as GoldenTree Designated Director, shall be filled solely by the GoldenTree Purchasers. As used herein, “cause” means that the GoldenTree Designated Director (i) is prohibited from serving as a director under any rule or regulation of the Commission or any national securities exchange on which the Partnership’s Common Units are listed; (ii) while serving as the GoldenTree Designated Director is convicted by a court of competent jurisdiction of a felony; (iii) a court of competent jurisdiction has entered, a final, non-appealable judgment finding the GoldenTree Designated Director liable for actual fraud or willful misconduct against the Partnership (including, but not limited to, intentionally or willfully failing to observe the obligation of confidentiality contained in Section 1(d) of this Agreement); (iv) is determined to have acted intentionally or in bad faith in his or her capacity as a director in a manner that results in a material detriment to the assets, business or prospects of the Partnership; or (v) has failed to immediately tender his or her resignation on the Board Rights Termination Date with respect to the GoldenTree Purchasers; or (vi) does not meet the qualifications set forth above in clauses (x), (y), (z); provided, however, that in no event will the participation of the GoldenTree Designated Director in the GoldenTree Purchasers’ exercise of rights under the Partnership Agreement be deemed “cause.” Any action by the GoldenTree Purchasers to designate, remove or replace a GoldenTree Designated Director shall be evidenced in writing furnished to the Managing General Partner, shall include a statement that the action has been approved by the GoldenTree Purchasers and shall be executed by or on behalf of the GoldenTree Purchasers. While serving as a GoldenTree Designated Director, a GoldenTree Designated Director shall be entitled to vote on any matter on which independent members of the Board are entitled to vote on (unless prohibited by the rules and regulations of the Securities and Exchange Commission or the New York Stock Exchange). Notwithstanding any rights to be granted or provided to the GoldenTree Designated Director hereunder, the Managing General Partner may exclude the GoldenTree Designated Director from access to any Board or Committee materials or information or meeting or portion thereof or written consent if the Board determines, in good faith, including the GoldenTree Designated Director in discussions relating to such determination (but not requiring the affirmative vote of such GoldenTree Designated Director), that such access would reasonably be expected to result in a conflict of interest with the Partnership (other than a conflict of interest with respect to the Purchaser’s ownership interest in the Partnership or rights under the Partnership Agreement); provided, that such exclusion shall be limited to the portion of the Board or Committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or Committee material and/or meeting that does not involve or pertain to such exclusion. The GoldenTree Designated Director will receive the same information provided to other similarly situated (i.e., independent, non-affiliate) members of the Board, at the same time as such information is provided to other similarly situated members of the Board and including monthly information packages and copies of all written materials and other information given to members of any Committee of the Board, as well as being provided with reasonable access to management and shall be entitled to receive customary reimbursement of fees and expenses incurred in connection with his or her service as a member of the Board and/or any Committee thereof consistent with the Managing General Partner’s policies applicable to similarly situated directors. The GoldenTree Designated Director is not entitled to compensation from the NRP Entities.
(c)    During the period commencing upon the execution and delivery of this Agreement and ending on the Board Rights Termination Date with respect to the Blackstone Purchasers, any Committee formed to identify and hire (or recommend the hiring of) any Chief Executive Officer, President or Chief Financial Officer of the general partner of the Partnership shall include the Blackstone Designated Director.
(d)    Subject to Section 3 of this Agreement, during the period during which the GoldenTree Purchasers are entitled to designate a GoldenTree Designated Director, any Committee formed to identify and hire (or recommend the hiring of) any Chief Executive Officer, President or Chief Financial Officer of the general partner of the Partnership shall include the GoldenTree Designated Director.

Section 3.    GoldenTree Purchasers Rights.
(a)    Within 30 days of receipt of notice of the Board Rights Termination Date with respect to the Blackstone Purchasers, and subject to the representation by the GoldenTree Purchasers that the Board Rights Termination Date with respect to the GoldenTree Purchasers has not yet occurred, the GoldenTree Purchasers shall deliver written notice to the Managing General Partner of its election to (i) appoint a Board Observer pursuant to Section 1(b) of this Agreement, (ii) appoint a GoldenTree Designated Director pursuant to Section 2(b) of this Agreement or (iii) forego its rights under both Sections 1 and 2 of this Agreement until the VWAP Price (as defined in the Partnership Agreement) for ten (10) consecutive trading days falls below $10 for the first time since the Board Rights Termination Date with respect to the Blackstone Purchasers (the “VWAP Trigger Event”). For the avoidance of doubt, following the VWAP Trigger Event, if (x) the VWAP Price for ten (10) consecutive trading days equals or exceeds $10 and (y) thereafter, the VWAP Price for ten (10) consecutive trading days falls below $10, such event will not constitute a VWAP Trigger Event. In the event that the GoldenTree Purchasers fail to deliver written notice within 30 days of receipt of notice of the Board Rights Termination Date with respect to the Blackstone Purchasers, the GoldenTree Purchasers shall be deemed to have elected to forego their rights until the occurrence of the VWAP Trigger Event and not have any right to appoint a Board Observer pursuant to Section 1(b) of this Agreement or a GoldenTree Designated Director pursuant to Section 2(b) of this Agreement unless and until the VWAP Trigger Event occurs. Within ten (10) days of receipt of notice of the occurrence of the VWAP Trigger Event, the GoldenTree Purchasers shall deliver written notice to the Managing General Partner of their election to (i) appoint a Board Observer pursuant to Section 1(b) of this Agreement, (ii) appoint a GoldenTree Designated Director pursuant to Section 2(b) of this Agreement or (iii) forego their rights under both Sections 1 and 2 of this Agreement. In the event that the VWAP Trigger Event occurs and the GoldenTree Purchasers fail to deliver written notice within ten (10) days of receipt of written notice from the Partnership that the VWAP Trigger Event has occurred, the GoldenTree Purchasers shall not have any right to appoint a Board Observer pursuant to Section 1(b) of this Agreement or a GoldenTree Designated Director pursuant to Section 2(b) of this Agreement. If at any time the GoldenTree Purchasers notify the Managing General Partner of their election to permanently forego their rights under either or both of Sections 1(b) and 2(b) of this Agreement, the GoldenTree Purchasers shall have no further right to appoint a Board Observer pursuant to Section 1(b) of this Agreement or a GoldenTree Designated Director pursuant to Section 2(b) of this Agreement, as applicable.
(b)    In the event that the GoldenTree Purchasers initially elect to appoint a Board Observer pursuant to Section 1(b) of this Agreement, the GoldenTree Purchasers shall have the option to remove such Board Observer and appoint a GoldenTree Designated Director at any time; provided, that the GoldenTree Purchasers may exercise the option set forth in this Section 3(b) no more than once.
(c)    At any time following an election by the GoldenTree Purchasers to appoint a GoldenTree Designated Director pursuant to Section 2(b) of this Agreement, the GoldenTree Purchasers may elect to remove such GoldenTree Designated Director and appoint a Board Observer. Except as in set forth in Section 3(b) of this Agreement, upon its election to appoint a Board Observer, the GoldenTree Purchasers shall have no further right to appoint a GoldenTree Designated Director.

For the avoidance of doubt, following the GoldenTree Purchasers’ initial appointment of a Board Observer and subsequent appointment of a GoldenTree Designated Director pursuant to Section 3(b) of this Agreement, the GoldenTree Purchasers shall retain their right to appoint a Board Observer in the event that the GoldenTree Purchasers elect to remove such GoldenTree Designated Director pursuant to this paragraph (c).
(d)    For the avoidance of doubt, at no point in time shall the GoldenTree Purchasers be entitled to appoint both a Board Observer and GoldenTree Designated Director concurrently.
(e)    Pursuant to, and subject to the terms of, Section 5.10(c)(vi) and Section 5.10(c)(vii) of the Partnership Agreement, during the period commencing upon the Class A Closing Date and ending on the Board Rights Termination Date with respect to the GoldenTree Purchasers, the prior written consent of GoldenTree Asset Management LP, as representative of the GoldenTree Purchasers (the “GoldenTree Purchaser Representative”), shall be required for the Partnership or any of its Subsidiaries to take certain enumerated actions (the “Enumerated Actions”); provided, however, that if (i) the Partnership provides the GoldenTree Purchaser Representative with notice that one of the Enumerated Actions is contemplated (the “Consent Notice”), which information the GoldenTree Purchaser Representative and the GoldenTree Purchasers agree to keep strictly confidential, and the GoldenTree Purchaser Representative does not provide the Partnership with written notice of the GoldenTree Purchasers’ election to receive information about such Enumerated Action within five (5) Business Days of the Consent Notice or (ii) the GoldenTree Purchaser Representative, on behalf of the GoldenTree Purchasers, elects to receive information about such Enumerated Action and does not object in writing within the latter of (x) five (5) Business Days of the date of the Consent Notice and (y) two (2) Business Days of the GoldenTree Purchaser Representative’s receipt of the information with respect to the Enumerated Action that is the subject of such Consent Notice, the GoldenTree Purchaser Representative shall be deemed to have waived its right to consent to such Enumerated Action pursuant to Section 5.10(c)(vi) or Section 5.10(c)(vii) of the Partnership Agreement, as applicable. Notwithstanding anything in this Agreement to the contrary, the Partnership shall not provide the GoldenTree Purchaser Representative, on behalf of the GoldenTree Purchasers, with any information (including in connection with the delivery of a Consent Notice) with respect to the Enumerated Action (including, without limitation, any material, non-public information with respect to the Partnership or the Enumerated Action) unless the GoldenTree Purchaser Representative, on behalf of the GoldenTree Purchasers, has elected by written notice to receive such information. If the GoldenTree Purchaser Representative, on behalf of the GoldenTree Purchasers, elects by written notice to receive information about such Enumerated Action, the GoldenTree Purchaser Representative and the GoldenTree Purchasers shall enter into, comply with, and be bound by, in all respects, the terms and conditions of a confidentiality agreement, substantially in the form attached hereto as Annex B, with respect to maintaining the confidentiality of all non-public information about the Enumerated Action.
Section 4.    Limitation of Liability; Indemnification; Business Opportunities.
(a)    At all times while a Designated Director is serving as a member of the Board, and following any such Designated Director’s death, resignation, removal or other cessation as a director in such former Designated Director’s capacity as a former director, the Designated Director shall be entitled to (i) the same modification and restriction of traditional fiduciary duties, (ii) the same safe harbors for resolving conflicts of interest transactions and (iii) all rights to indemnification and exculpation, in each case, as are made available to any other member of the Board as at the date hereof, together with any and all incremental rights added to any of (i), (ii) or (iii) above as are subsequently made available to any other members of the Board in their capacity as Board members.
(b)    For the avoidance of doubt, a Board Observer shall have (i) no fiduciary duty to the NRP Entities or to any Limited Partner (as defined in the Partnership Agreement) and (ii) no obligations to the NRP Entities under this Agreement, except as described in Section 1 of this Agreement, or to any Limited Partner.
(c)    At all times while a Designated Director is serving as a member of the Board or a Board Observer is serving in such capacity in accordance with Section 1 of this Agreement, such Designated Director or Board Observer, the Purchasers and their respective Affiliates may engage in, possess an interest in, or trade in the securities of, other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the NRP Entities, and the NRP Entities, the Board and their Affiliates shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the NRP Entities, shall not be deemed wrongful or improper. None of the Designated Directors, the Board Observers, the Purchasers or its respective Affiliates shall be obligated to present any investment opportunity to the NRP Entities even if such opportunity is of a character that the NRP Entities or any of their respective subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each of the Designated Directors, the Board Observers, the Purchasers or its respective Affiliates shall have the right to take for such person’s own account (individually or as a partner or fiduciary) or to recommend to others any such investment opportunity. Notwithstanding the foregoing, any Designated Directors, any Board Observers, the Purchasers and its Affiliates shall be subject to, and comply with, the requirement to maintain confidential information pursuant to this Agreement.
(d)    The NRP Entities shall use their best efforts to purchase and maintain insurance (“D&O Insurance”), on behalf of any Designated Director, consistent with the D&O Insurance currently maintained for the Managing General Partner’s directors and officers. Such D&O Insurance shall provide coverage commensurate with that of an independent member of the Board.
(e)    For the avoidance of doubt, any Designated Director shall constitute an “Indemnitee,” as such term is defined under the Partnership Agreement, an “Indemnified Person,” as such term is defined under the GP Partnership Agreement, and a “Company Affiliate,” as such term is defined under the Managing GP LLC Agreement.

Section 5.    Miscellaneous.
(a)    Entire Agreement. This Agreement and the agreements referred to or incorporated by reference herein is intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein with respect to the rights granted by NRP Entities or any of their Affiliates or the Purchasers or any of their respective Affiliates set forth herein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to the subject matter hereof.
(b)    Notices. All notices and demands provided for in this Agreement shall be in writing and shall be given as provided in Section 8.05 of the Purchase Agreement.
(c)    Interpretation. Section references in this Agreement are references to the corresponding Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. Whenever any determination, consent or approval is to be made or given by a Party, such action shall be in such Party’s sole discretion, unless otherwise specified in this Agreement. If any provision in this Agreement is held to be illegal, invalid, not binding or unenforceable, (i) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect and (ii) the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any words imparting the singular number only shall include the plural and vice versa. The words such as “herein,” “hereinafter,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.
(d)    Governing Law; Submission to Jurisdiction. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), will be construed in accordance with and governed by the Laws of the State of Delaware without regard to principles of conflicts of Laws. Any action against any

Party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Delaware, and the Parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of Delaware over any such action. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.
(e)    Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES, AND AGREES TO CAUSE ITS AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
(f)    No Waiver; Modifications in Writing.
(i)    Delay. No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party at law or in equity or otherwise.
(ii)    Specific Waiver. Except as otherwise provided herein, no amendment, waiver, consent, modification or termination of any provision of this Agreement shall be effective unless signed by each of the Parties hereto affected by such amendment, waiver, consent, modification or termination. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by a Party from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on a Party in any case shall entitle such Party to any other or further notice or demand in similar or other circumstances. Any investigation by or on behalf of any Party shall not be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.

(g)    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.
(h)    Binding Effect; Assignment; Termination. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any Party hereto without the prior written consent of each of the other Parties. This Agreement shall terminate with respect to each Purchaser (and the NRP Entities’ rights with respect to and obligations to such Purchaser) on the Board Rights Termination Date applicable thereto, except that in any such case the provisions of this Section 5 shall survive any termination of this Agreement and except that no party to this Agreement shall be relieved or released from liability for damages arising out of a breach of this Agreement before such termination.
(i)    Independent Counsel. Each of the Parties acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with consent and upon the advice of said independent counsel. Each Party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto will be deemed the work product of the Parties and may not be construed against any Party by reason of its preparation. Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against the Party that drafted it is of no application and is hereby expressly waived.
(j)    Specific Enforcement. Each of the Parties acknowledges and agrees that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order without a requirement of posting bond. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.
(k)    Transfer of Board Rights; Aggregation. The option and right to appoint a Board Observer or Designated Director granted to the Purchasers by the Partnership under Sections 1, 2 and 3, respectively, of this Agreement, may not be transferred or assigned directly or indirectly whether by contract, merger, operation of law or otherwise, without the prior written consent of the applicable Purchaser and the NRP Entities.
(l)    Further Assurances. Each of the Parties hereto shall, from time to time and without further consideration, execute such further instruments and take such other actions as any other Party hereto shall reasonably request in order to fulfill its obligations under this Agreement to effectuate the purposes of this Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

NATURAL RESOURCE PARTNERS L.P.

By:	NRP (GP) LP, its general partner

By:	GP Natural Resource Partners LLC,
its general partner

By:	/s/ Kathryn S. Wilson
Name:	Kathryn S. Wilson
Title:	Vice President,General Counsel and Secretary

NRP (GP) LP

By:	GP Natural Resource Partners LLC,
its general partner

By:	/s/ Kathryn S. Wilson
Name:	Kathryn S. Wilson
Title:	Vice President,General Counsel and Secretary

GP NATURAL RESOURCE PARTNERS LLC

By:	/s/ Kathryn S. Wilson
Name:	Kathryn S. Wilson
Title:	Vice President,General Counsel and Secretary

ROBERTSON COAL MANAGEMENT LLC

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Chairman and Chief Executive Officer

PURCHASER:

BTO CARBON HOLDINGS L.P.

By:	BTO Holdings Manager L.L.C.

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES INVESTMENT PARTNERSHIP ESC L.P.

By:	BTO Side-by-Side GP L.L.C.

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

GOLDENTREE 2004 TRUST

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

GOLDENTREE INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, LP

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

SAN BERNARDINO COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEM

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

GT NM, LP

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

PURCHASER REPRESENTATIVE:

GOLDENTREE ASSET MANAGEMENT LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

ANNEX A
FORM OF CONFIDENTIALITY AGREEMENT

Natural Resource Partners L.P.
NRP (GP) LP
GP Natural Resource Partners LLC
Robertson Coal Management LLC
1201 Louisiana Street, Suite 3400
Houston, Texas 77002
Attn:
Dear Ladies and Gentlemen:
Pursuant to Section 1(d) of that certain Board Representation and Observation Rights Agreement (the “Board Representation and Observation Rights Agreement”), dated as of March 2, 2017, by and among Robertson Coal Management, a Delaware limited liability company (“Robertson Coal”), GP Natural Resource Partners LLC, a Delaware limited liability company (the “Managing General Partner”), NRP (GP) LP, a Delaware limited partnership (the “General Partner”), Natural Resource Partners L.P., a Delaware limited partnership (the Partnership” and, together with Robertson Coal, the Managing General Partner and the General Partner, the “NRP Entities”), GoldenTree 2004 Trust, GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, LP, San Bernardino County Employees’ Retirement Association, Louisiana State Employees’ Retirement System, GT NM, LP (collectively, “GoldenTree”), BTO Carbon Holdings L.P., Blackstone Family Tactical Opportunities Investment Partnership ESC L.P. (collectively, “Blackstone” and, together with GoldenTree, each a “Purchaser” and collectively, the “Purchasers”) and GoldenTree Asset Management LP, [GoldenTree/Blackstone] has exercised its right to appoint the undersigned as an observer (the “Board Observer”) to the board of directors of the Managing General Partner (the “Board”), although the individual serving as the Board Observer may be changed from time to pursuant to the terms of the Board Representation and Observation Rights Agreement and upon such other individual signing a confidentiality agreement in substantially the form hereof. The Board Observer acknowledges that at the meetings of the Board and at other times the Board Observer may be provided with and otherwise have access to non-public information concerning the NRP Entities and their Affiliates. Capitalized terms used but not otherwise defined herein, shall have the respective meanings ascribed therefor in the Board Representation and Observation Rights Agreement. In consideration for and as a condition to the NRP Entities furnishing access to such information, the Board Observer hereby agrees to the terms and conditions set forth in this letter agreement (the “Agreement”):
1.    As used in this Agreement, subject to Paragraph 3 below, “Confidential Information” means any and all non-public financial or other non-public information concerning the NRP Entities

Annex A - 1

and their Affiliates that may hereafter be disclosed to the Board Observer by the NRP Entities, their Affiliates or by any of their directors, officers, employees, agents, consultants, advisors or other representatives (including financial advisors, accountants or legal counsel) (the “Representatives”) of the NRP Entities, including, without limitation, all notices, minutes, consents, materials, ideas or other information (to the extent constituting information concerning the NRP Entities and their Affiliates that is non-public financial or other non-public information) provided to the Board Observer.
2.    Except to the extent otherwise permitted by this Paragraph 2 or by Paragraph 3 or 4, the Board Observer shall keep such Confidential Information strictly confidential; provided, that the Board Observer may share Confidential Information with [GoldenTree/Blackstone] or such Purchaser’s and such Purchaser’s Affiliates’ directors, officers, employees, members, partners (including limited partners), agents and advisors (including without limitation, attorneys, accountants, consultants and financial advisors) (collectively, “Purchaser’s Representatives”) so long as such Purchaser’s Representatives agree to comply with in all respects, the confidentiality and use terms of this Agreement. The Board Observer may not record the proceedings of any meeting of the Board by means of an electronic recording device.
3.    The term “Confidential Information” does not include information that (i) is or becomes generally available to the public other than (a) as a result of a disclosure by the Board Observer in violation of this Agreement or (b) in violation of a confidentiality obligation to the NRP Entities known to the Board Observer, (ii) is or becomes available to the Board Observer or any of the Purchaser’s Representatives from a source not known by Board Observer or the Purchaser’s Representatives to be disclosing such information in breach of an obligation of confidentiality owed to the NRP Entities, (iii) was already known to the Board Observer or any of the Purchaser’s Representatives at the time of disclosure, or (iv) is independently developed by the Board Observer or any of the Purchaser’s Representatives without reference to any Confidential Information disclosed to the Board Observer.
4.    In the event that the Board Observer or any of the Purchaser’s Representatives is requested or legally required or compelled to disclose the Confidential Information, the Board Observer shall use reasonable efforts, to the extent permitted and practicable, to provide the NRP Entities with prompt prior notice of such requirement so that the NRP Entities may seek, at such entities sole expense and cost, an appropriate protective order. If in the absence of a protective order, the Board Observer or any of the Purchaser’s Representatives is nonetheless legally required or compelled to disclose Confidential Information, the Board Observer and/or the Purchaser’s Representatives (as applicable) may disclose only the portion of the Confidential Information or other information that it is so legally required or compelled to disclose. Notwithstanding the foregoing, notice to the NRP Entities shall not be required where disclosure is made (i) in response to a request by a regulatory or self-regulatory authority or (ii) in connection with a routine audit or examination by a bank examiner or auditor and such audit or examination does not reference the NRP Entities or this Agreement.

Annex A - 2

5.    All Confidential Information disclosed by the NRP Entities or their Representatives to the Board Observer is and will remain the property of the NRP Entities, so long as such information remains Confidential Information.
6.    It is understood and acknowledged that neither the NRP Entities nor any Representative makes any representation or warranty as to the accuracy or completeness of the Confidential Information or any component thereof.
7.    It is further understood and agreed that money damages may not be a sufficient remedy for any breach of this Agreement and that the NRP Entities shall be entitled to seek specific performance or any other appropriate form of equitable relief as a remedy for any such breach in addition to the remedies available to the NRP Entities at law.
8.    This Agreement is personal to the Board Observer, is not assignable by the Board Observer and may be modified or waived only in writing. This Agreement is binding upon the parties hereto and their respective successors and assigns and inures to the benefit of the parties hereto and their respective successors and assigns.
9.    If any provision of this Agreement is not enforceable in whole or in part, the remaining provisions of this Agreement will not be affected thereby. No failure or delay in exercising any right, power or privilege hereunder operates as a waiver thereof, nor does any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.
10.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.
11.    This Agreement and all obligations herein will automatically expire one (1) year from the date the Board Observer ceases to act as Board Observer.
12.    The NRP Entities acknowledge that the Board Observer and [GoldenTree/Blackstone] may, in the ordinary course of its or their business, evaluate other investments in industries that are the same as or similar to the ones that the NRP Entities participate in. The NRP Entities understand that the Board Observer, [GoldenTree/Blackstone] and such Purchaser’s Representatives will retain certain mental impressions of the Confidential Information. A mental impression is what a person retains when such person has not intentionally memorized the information or retained notes or other aids to help retain such memory. Accordingly, the NRP Entities agree that nothing herein shall prohibit the Board Observer, such Purchaser or such Purchaser’s Representatives from pursuing such investments, even if doing so involves the use of such mental impressions. For the avoidance of doubt, use of a mental impression shall not constitute use of the Confidential Information in breach of this Agreement.

Annex A - 3

13.    [Notwithstanding anything to the contrary provided elsewhere herein, none of the provisions of this Agreement shall in any way limit the activities of The Blackstone Group L.P. and its affiliates in their businesses distinct from the business of Blackstone Tactical Opportunities Advisors L.L.C., provided that the Confidential Information is not made available to Blackstone’s Representatives of The Blackstone Group L.P. and its affiliates who are not involved in the business of Blackstone Tactical Opportunities Advisors L.L.C. Should any Confidential Information be made available to a Blackstone’s Representative of The Blackstone Group L.P. and its affiliates who is not involved in the business of Blackstone Tactical Opportunities Advisors L.L.C., such Blackstone’s Representative shall be bound by this Agreement in accordance with its terms. Should the Confidential Information be made available to an individual at an affiliate of The Blackstone Group L.P. who is not involved in the business of Blackstone Tactical Opportunities Advisors L.L.C. solely for the purpose of conflict resolution procedures and determining the proper allocation of investment opportunities then such individual shall be bound by the confidentiality and use provisions of this Agreement, provided, however, that receipt of Confidential Information by such individual shall not be imputed to the business unit of such individual. In addition, none of the provisions of this Agreement shall in any way apply to any portfolio company of an affiliate of The Blackstone Group L.P., provided, however, that should the Confidential Information be made available to Blackstone’s Representative of any portfolio company of an affiliate of The Blackstone Group L.P., such Blackstone Representative shall be bound by this Agreement in accordance with its terms.]1
[Notwithstanding anything to the contrary provided elsewhere herein, none of the provisions of this Agreement shall in any way limit the activities of GoldenTree Asset Management LP and its affiliates in their businesses distinct from the business of GoldenTree, provided that the Confidential Information is not made available to GoldenTree’s Representatives of GoldenTree Asset Management LP and its affiliates who are not involved in the business of GoldenTree. Should any Confidential Information be made available to a GoldenTree Representative of GoldenTree Asset Management LP and its affiliates who is not involved in the business of GoldenTree, such GoldenTree Representative shall be bound by this Agreement in accordance with its terms. Should the Confidential Information be made available to an individual at an affiliate of GoldenTree Asset Management LP who is not involved in the business of GoldenTree solely for the purpose of conflict resolution procedures and determining the proper allocation of investment opportunities then such individual shall be bound by the confidentiality and use provisions of this Agreement, provided, however, that receipt of Confidential Information by such individual shall not be imputed to the business unit of such individual. In addition, none of the provisions of this Agreement shall in any way apply to any portfolio company of an affiliate of GoldenTree Asset Management LP, provided, however, that should the Confidential Information be made available to a GoldenTree Representative of any portfolio company of an affiliate of GoldenTree Asset Management LP, such GoldenTree Representative shall be bound by this Agreement in accordance with its terms.]2

1 NTD - include for Blackstone Purchaser
2 NTD - include for GoldenTree Purchaser

Annex A - 4

14.    This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement, and all of which, when taken together, will constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission constitutes effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement. Signatures of the parties transmitted by facsimile or electronic transmission will be deemed to be their original signatures for any purpose whatsoever.
[SIGNATURE PAGE FOLLOWS]

Annex A - 5

Very truly yours,

[________________]

Agreed to and Accepted, effective as of the
___ day of __________, 20__:
__________________________

[NAME OF OBSERVER]

Annex A - 6

ANNEX B
FORM OF CONFIDENTIALITY AGREEMENT

Natural Resource Partners L.P.
NRP (GP) LP
GP Natural Resource Partners LLC
Robertson Coal Management LLC
1201 Louisiana Street, Suite 3400
Houston, Texas 77002
Attn:
Dear Ladies and Gentlemen:
Pursuant to Section 3(e) of that certain Board Representation and Observation Rights Agreement (the “Board Representation and Observation Rights Agreement”), dated as of March 2, 2017, by and among Robertson Coal Management, a Delaware limited liability company (“Robertson Coal”), GP Natural Resource Partners LLC, a Delaware limited liability company (the “Managing General Partner”), NRP (GP) LP, a Delaware limited partnership (the “General Partner”), Natural Resource Partners L.P., a Delaware limited partnership (the Partnership” and, together with Robertson Coal, the Managing General Partner and the General Partner, the “NRP Entities”), GoldenTree 2004 Trust, GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, LP, San Bernardino County Employees’ Retirement Association, Louisiana State Employees’ Retirement System, GT NM, LP, GoldenTree Asset Management LP (collectively, “GoldenTree”) and BTO Carbon Holdings L.P. and Blackstone Family Tactical Opportunities Investment Partnership ESC L.P., GoldenTree has elected to receive confidential information with respect to a proposed Enumerated Action by the Partnership. GoldenTree acknowledges that in connection with its consideration of the proposed Enumerated Action, it may be provided with and otherwise have access to non-public information concerning the NRP Entities and their Affiliates. Capitalized terms used but not otherwise defined herein, shall have the respective meanings ascribed therefor in the Board Representation and Observation Rights Agreement. In consideration for and as a condition to the NRP Entities furnishing access to such information, GoldenTree hereby agrees to the terms and conditions set forth in this letter agreement (the “Agreement”):
1.    As used in this Agreement, subject to Paragraph 3 below, “Confidential Information” means any and all non-public financial or other non-public information concerning the NRP Entities and their Affiliates that may hereafter be disclosed to GoldenTree by the NRP Entities, their Affiliates or by any of their directors, officers, employees, agents, consultants, advisors or other representatives (including financial advisors, accountants or legal counsel) (the “Representatives”) of the NRP Entities, including, without limitation, all notices, minutes, consents, materials, ideas or other

Annex B - 1

information (to the extent constituting information concerning the NRP Entities and their Affiliates that is non-public financial or other non-public information) provided to GoldenTree.
2.    Except to the extent otherwise permitted by this Paragraph 2 or by Paragraph 3 or 4, GoldenTree shall keep such Confidential Information strictly confidential; provided, that GolenTree may share Confidential Information with its and its Affiliates’ directors, officers, employees, members, partners (including limited partners), agents and advisors (including without limitation, attorneys, accountants, consultants and financial advisors) (collectively, “GoldenTree’s Representatives”) so long as such GoldenTree’s Representatives agree to comply with in all respects, the confidentiality and use terms of this Agreement.
3.    The term “Confidential Information” does not include information that (i) is or becomes generally available to the public other than (a) as a result of a disclosure by GoldenTree in violation of this Agreement or (b) in violation of a confidentiality obligation to the NRP Entities known to GoldenTree, (ii)is or becomes available to GoldenTree or any of GoldenTree’s Representatives from a source not known by GoldenTree or GoldenTree’s Representatives to be disclosing such information in breach of an obligation of confidentiality owed to the NRP Entities, (iii) was already known to GoldenTree or any of GoldenTree’s Representatives at the time of disclosure, or (iv) is independently developed by GoldenTree or any of GoldenTree’s Representatives without reference to any Confidential Information disclosed to GoldenTree.
4.    In the event that GoldenTree or any of GoldenTree’s Representatives is requested or legally required or compelled to disclose the Confidential Information, GoldenTree shall use reasonable efforts, to the extent permitted and practicable, to provide the NRP Entities with prompt prior notice of such requirement so that the NRP Entities may seek, at such entities sole expense and cost, an appropriate protective order. If in the absence of a protective order, GoldenTree or any of GoldenTree’s Representatives is nonetheless legally required or compelled to disclose Confidential Information, GoldenTree and/or GoldenTree’s Representatives (as applicable) may disclose only the portion of the Confidential Information or other information that it is so legally required or compelled to disclose. Notwithstanding the foregoing, notice to the NRP Entities shall not be required where disclosure is made (i) in response to a request by a regulatory or self-regulatory authority or (ii) in connection with a routine audit or examination by a bank examiner or auditor and such audit or examination does not reference the NRP Entities or this Agreement.
5.    All Confidential Information disclosed by the NRP Entities or their Representatives to GoldenTree is and will remain the property of the NRP Entities, so long as such information remains Confidential Information.
6.    It is understood and acknowledged that neither the NRP Entities nor any Representative makes any representation or warranty as to the accuracy or completeness of the Confidential Information or any component thereof.
7.    It is further understood and agreed that money damages may not be a sufficient remedy for any breach of this Agreement and that the NRP Entities shall be entitled to seek specific performance or any other appropriate form of equitable relief as a remedy for any such breach in addition to the remedies available to the NRP Entities at law.

Annex B - 2

8.    This Agreement is personal to GoldenTree, is not assignable by GoldenTree and may be modified or waived only in writing. This Agreement is binding upon the parties hereto and their respective successors and assigns and inures to the benefit of the parties hereto and their respective successors and assigns.
9.    If any provision of this Agreement is not enforceable in whole or in part, the remaining provisions of this Agreement will not be affected thereby. No failure or delay in exercising any right, power or privilege hereunder operates as a waiver thereof, nor does any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.
10.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.
11.    This Agreement and all obligations herein will automatically expire one (1) year from the date of this Agreement. For the avoidance of doubt, this Section 11 shall not establish any presumption that any Confidential Information constitutes material, non-public information for any specified period of time.
12.    The NRP Entities acknowledge that GoldenTree may, in the ordinary course of its or their business, evaluate other investments in industries that are the same as or similar to the ones that the NRP Entities participate in. The NRP Entities understand that GoldenTree and GoldenTree’s Representatives will retain certain mental impressions of the Confidential Information. A mental impression is what a person retains when such person has not intentionally memorized the information or retained notes or other aids to help retain such memory. Accordingly, the NRP Entities agree that nothing herein shall prohibit GoldenTree or such GoldenTree’s Representatives from pursuing such investments, even if doing so involves the use of such mental impressions. For the avoidance of doubt, use of a mental impression shall not constitute use of the Confidential Information in breach of this Agreement.
13.    Notwithstanding anything to the contrary provided elsewhere herein, none of the provisions of this Agreement shall in any way limit the activities of GoldenTree Asset Management LP and its affiliates in their businesses distinct from the business of GoldenTree, provided that the Confidential Information is not made available to GoldenTree’s Representatives of GoldenTree Asset Management LP and its affiliates who are not involved in the business of GoldenTree. Should any Confidential Information be made available to a GoldenTree Representative of GoldenTree Asset Management LP and its affiliates who is not involved in the business of GoldenTree, GoldenTree’s Representative shall be bound by this Agreement in accordance with its terms. Should the Confidential Information be made available to an individual at an affiliate of GoldenTree Asset Management LP who is not involved in the business of GoldenTree solely for the purpose of conflict resolution procedures and determining the proper allocation of investment opportunities then such individual shall be bound by the confidentiality and use provisions of this Agreement, provided,

Annex B - 3

however, that receipt of Confidential Information by such individual shall not be imputed to the business unit of such individual. In addition, none of the provisions of this Agreement shall in any way apply to any portfolio company of an affiliate of GoldenTree Asset Management LP, provided, however, that should the Confidential Information be made available to a GoldenTree Representative of any portfolio company of an affiliate of GoldenTree Asset Management LP, GoldenTree’s Representative shall be bound by this Agreement in accordance with its terms.
14.    Acknowledgements.
(a)    GoldenTree recognizes its responsibilities under applicable United States securities laws regarding material non-public information.
(b)    The NRP Entities acknowledge that, for United States securities law purposes, GoldenTree may establish an information blocking device (an “Information Barrier”) between the GoldenTree's directors, officers, employees, agents, affiliates or Representatives who, pursuant to the GoldenTree's Information Barrier policy, are permitted to receive the Confidential Information. The NRP Entities acknowledge that GoldenTree’s employees or those of its general partner or manager may serve as directors or officers of its affiliates or portfolio companies, and such affiliates or portfolio companies will not be deemed to have received Confidential Information solely due to the dual role of such employee, so long as such employee does not provide any Confidential Information to the other directors or officers or employees of such affiliates or portfolio companies.
15.    This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement, and all of which, when taken together, will constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission constitutes effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement. Signatures of the parties transmitted by facsimile or electronic transmission will be deemed to be their original signatures for any purpose whatsoever.
[SIGNATURE PAGE FOLLOWS]

Annex B - 4

Very truly yours,

[________________]

Agreed to and Accepted, effective as of the
___ day of __________, 20__:
GOLDENTREE 2004 TRUST

By: GoldenTree Asset Management, LP

By:_______________________
Name:
Title:

GOLDENTREE INSURANCE FUND SERIES
INTERESTS OF THE SALI MULTI-SERIES FUND, LP

By: GoldenTree Asset Management, LP

By:_______________________
Name:
Title:

SAN BERNARDINO COUNTY
EMPLOYEES’ RETIREMENT ASSOCIATION

By: GoldenTree Asset Management, LP

By:_______________________
Name:
Title:

Annex B - 5

LOUISIANA STATE EMPLOYEES’
RETIREMENT SYSTEM

By: GoldenTree Asset Management, LP
By:_______________________
Name:
Title:

GT NM, LP
By: GoldenTree Asset Management, LP
By:_______________________
Name:
Title:

GOLDENTREE ASSET MANAGEMENT LP

By:_______________________
Name:
Title:

Annex B - 6